UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                             FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2007

                    THE WASHINGTON POST COMPANY
       Exact name of registrant as specified in its charter)

      Delaware               1-6714               53-0182885
   (State or other      (Commission File         (IRS Employer
   jurisdiction of           Number)          Identification No.)
   incorporation)


  1150 15th Street,                                  20071
N.W. Washington, D.C.                             (Zip Code)
(Address of principal
 executive offices)


                          (202) 334-6000
       (Registrant's telephone number, including area code)

                          Not Applicable
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Item 5.02(d) Election of Directors

     (1) On January 18, 2007, Thomas S. Gayner was elected to the Board of Directors of The Washington Post Company.


     (2) None

     (3) On January 18, 2007, Mr. Gayner was named to the Audit
Committee of The Washington Post Company.

     (4) None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     Item 9.01(d) Exhibits

     Exhibit No.	Description

     99.1		Press Release dated January 18, 2007


                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   The Washington Post Company
                                          (Registrant)

Date January 22, 2007                /s/ John B. Morse, Jr.
                                           (Signature)
                                       John B. Morse, Jr.
                                     Vice President, Finance



                           EXHIBIT INDEX


Exhibit No.	Description


Exhibit 99.1	Press Release dated January 18, 2007